SCHEDULE OF PROPERTY AND EQUIPMENT (Details) - USD ($)	Apr. 30, 2023	Oct. 31, 2022	Oct. 31, 2021
Property, Plant and Equipment [Abstract]
Leasehold improvements	$ 12,840	$ 12,840	$ 12,840
Property and equipment	939,697	925,427	524,870
Total cost	952,537	938,267	537,710
Less accumulated depreciation	(664,366)	(586,327)	(422,528)
Net property and equipment	$ 288,171	$ 351,940	$ 115,182